SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 23, 2003

                                  VAXGEN, INC.
             (Exact name of Registrant as Specified in its Charter)

          DELAWARE                        0-26483                94-3236309
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                            Identification Number)

             1000 MARINA BLVD., SUITE 200 BRISBANE, CALIFORNIA 94005
                  (Address of Principal Administrative Offices)

        Registrants Telephone Number, Including Area Code: (650) 624-1000

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Item 5. Other Events and Regulation FD Disclosure.

      On October 23, 2003, VaxGen, Inc. issued a press release entitled, "VaxGen Reviewing Accounting Treatment for Warrants Associated with 2001 Financing and May Restate Certain Financial Statements; No Impact on Cash Position Expected".

      This press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)   Exhibits.

Exhibit No.       Description
-----------       -----------

99.1 Press release dated October 23, 2003, entitled, "VaxGen Reviewing Accounting Treatment for Warrants Associated with 2001 Financing and May Restate Certain Financial Statements; No Impact on Cash Position Expected".

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        VaxGen, Inc.
                                                        (Registrant)


Dated: October 24, 2003                    By: /s/ Carter A. Lee
                                               ------------------------------
                                               Carter Lee
                                               Senior Vice President
                                               Finance & Administration